ACQUISITION OF SUBSIDIARY - Summary of the Value Allocated to the Intangible Assets Acquired (Details) - Beijing Hollysys Intelligent Technologies Co., Ltd [Member] - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Business Acquisition [Line Items]
Amortization Period	10 years	10 years
Amount Assigned at Acquisition Date	$ 11,245	$ 11,245
Accumulated Amortization and Foreign Currency Translation	(1,767)	(1,394)
Net Carrying Value	$ 8,084	$ 9,851